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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 12, 2005
                                                 -------------------------------

                               Amistar Corporation
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             (Exact name of registrant as specified in its charter)


           California                      0-13403               95-2747332
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


        237 Via Vera Cruz, San Marcos, California           92078-2698
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code    (760)471-1700
                                                    ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01.        REGULATION FD DISCLOSURE

On September 12, 2005, Amistar Corporation issued a press release announcing that effective September 12, 2005, it expected its shares to be quoted on the OTC Pink Sheets (R). The Company's shares were quoted on the OTC Pink Sheets effective September 12, 2005.

The Amistar press release is attached hereto as Exhibit 99.1

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                  Exhibit
                  Number                        Description
                  ------                        -----------

                  99.1 Press Release of Amistar Corporation dated September 12, 2005.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      AMISTAR CORPORATION
                                             -----------------------------------
                                                          (Registrant)



Date       September 14, 2005                       /s/ Gregory D. Leiser
---------- ---------------------------------- ----------------------------------
                                                       (Signature)(1)
                                              ----------------------------------
                                               Gregory D. Leiser
                                               Vice President Finance and
                                               Chief Financial Officer


(1)Print name and title of the signing officer under his signature.



EXHIBIT INDEX




  EXHIBIT
  NUMBER                               EXHIBIT DESCRIPTION
--------------    --------------------------------------------------------------
         99.1     Press Release of Amistar Corporation dated September 12, 2005